UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On October 12, 2026, Horizon Space Acquisition I Corp., a Cayman Islands exempted company (“HSPO” or “Acquiror”) entered into a business combination agreement (the “Business Combination Agreement”) with ArcheNova Technology Co., Ltd, a Cayman Islands exempted company (“PubCo”), ArcheNova International Co., Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub I”), ArcheNova Global Co., Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub II”), and ArcheNova Biotech Corp., a Cayman Islands exempted company limited by shares (the “Company”). Unless otherwise indicated in this Current Report on Form 8-K (“Report”), capitalized terms used in this Report but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, among other things, (i) Merger Sub I will merge with and into HSPO, with HSPO surviving the merger and becoming a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, Merger Sub II will merge with and into the Company, with the Company surviving the merger and becoming a wholly-owned subsidiary of PubCo (the “Second Merger,” and together with the First Merger, the “Mergers” and the Mergers together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”). Upon Closing of the Mergers, each of HSPO and the Company will be a wholly-owned subsidiary of PubCo, and HSPO’s shareholders and the Company’s shareholders will receive ordinary shares, par value US$0.0001 per share, of PubCo (“PubCo Ordinary Shares”) as consideration and become the shareholders of PubCo. Upon consummation of the Transactions, PubCo will become a publicly traded company and PubCo Ordinary Shares are expected to be listed and traded on the on the Nasdaq Stock Market LLC (“Nasdaq”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

Pursuant to the Business Combination Agreement, (i) at the First Merger Effective Time, (a) each Acquiror Unit issued and outstanding immediately prior to the First Merger Effective Time will be automatically detached and the holder thereof will be deemed to hold one Acquiror Ordinary Share, one Acquiror Warrant and one Acquiror Right in accordance with the terms of the applicable Acquiror Unit (the “Unit Separation”); (b) each Acquiror Right issued and outstanding immediately prior to the First Merger Effective Time will be automatically converted into one-tenth of an Acquiror Ordinary Share (the “Acquiror Right Conversion”); and (c) immediately following the Unit Separation and Acquiror Right Conversion, each Acquiror Ordinary Share (which, for the avoidance of doubt, includes the Acquiror Ordinary Shares held as a result of the Unit Separation and the Acquiror Right Conversion) issued and outstanding immediately prior to the First Merger Effective Time will automatically be cancelled and cease to exist in exchange for the right to receive one newly issued PubCo Ordinary Share; and (d) each Acquiror Warrant (which, for the avoidance of doubt, includes the Acquiror Warrants held as a result of the Unit Separation) will be assumed by PubCo and converted into a warrant to purchase one PubCo Ordinary Share on substantially the same terms and conditions; and (ii) at the Second Merger Effective Time, each Company Exchanging Share will automatically be cancelled and converted into the right of each holder of the Company Exchanging Shares to receive, such number of newly issued PubCo Ordinary Shares, as determined in accordance with the Business Combination Agreement, based on an exchange ratio equal to the quotient of (a) $2.0 billion divided by $10.00 per share, divided by (b) the number of Company Ordinary Shares issued and outstanding immediately prior to the Second Merger Effective Time. No fractional PubCo Ordinary Shares will be issued; fractional entitlements will be aggregated by holder and rounded down to the nearest whole PubCo Ordinary Share.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the Company, HSPO and the Acquisition Entities, including representations and warranties relating to organization and qualification, subsidiaries, authorization, non-contravention, governmental authorizations and consents, capitalization, financial statements and internal controls, undisclosed liabilities, litigation, compliance with laws, taxes, absence of certain changes, the proxy statement/registration statement, investment company status and brokers’ fees. The Company’s representations and warranties also address, among other matters, material contracts, employee benefit plans, labor relations, insurance, licenses, tangible and real property, intellectual property, privacy and cybersecurity, environmental matters, anti-corruption, anti-money laundering, sanctions and international trade compliance, vendors, government contracts and compliance with FDA laws. HSPO’s representations and warranties also address, among other matters, its SEC filings, trust account, business activities and OTC Markets quotation, which shall not survive the Closing. Many of the representations and warranties are qualified by materiality or material adverse effect. “Acquiror Material Adverse Effect” or “Company Material Adverse Effect” as used in the Business Combination Agreement means, with respect to any specified person, any event, state of facts, development , circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (i) the business, assets, liabilities, results of operations and financial condition of such person (and its subsidiaries, if applicable, taken as a whole), or (ii) the ability of such person to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure letters to the Business Combination Agreement.

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Covenants and Agreements of the Parties

The Business Combination Agreement contains joint covenants of the parties relating to, among other things, regulatory approvals and filings, preparation of the proxy statement/registration statement, HSPO and Company shareholder approvals, support of the Transactions, tax matters, cooperation and consultation, indemnification and insurance, public announcements, key person agreements, post-closing directors and officers of PubCo, and access to information and confidentiality. The covenants do not survive the Second Closing (other than those that are to be performed after the Second Closing).

The Business Combination Agreement also contains covenants of the Company and the Acquisition Entities relating to, among other things, operation of their businesses during the Interim Period, access and inspection, preparation and delivery of additional financial statements, alternative proposals, exchange listing of the PubCo Ordinary Shares, notice of developments, trading restrictions, shareholder litigation, employee matters, and shareholder proxies. HSPO’s covenants address, among other matters, the trust account proceeds and related available equity, continued OTC quotation, non-solicitation, operation of its business during the Interim Period, public filings, and shareholder litigation.

Conditions to Consummation of the Business Combination

Consummation of the Transactions is subject to the satisfaction or written waiver, where permitted, of a number of conditions, including receipt and continued effectiveness of the required approvals of HSPO’s shareholders and the Company’s shareholders.

Other conditions to each party’s obligations include, among other things: (i) the effectiveness of the proxy/registration statement, (ii) the approval of PubCo’s initial listing application with Nasdaq in connection with the Transactions, (iii) all regulatory approvals necessary to consummate the Transactions having been obtained, (iv) no governmental authority having enacted, issued, promulgated, enforced or entered any law or governmental order that is then in effect and which has the effect of making the closing of the Transactions illegal or which otherwise prevents or prohibits consummation of the closing of the Transactions, (v) all third party consents necessary to consummate the Transactions having been obtained, (vi) no Company Material Adverse Effect of any of the Company or the Acquisition Entities and no Acquiror Material Adverse Effect of HSPO, and (vii) all Transaction Documents having been executed and delivered by the other parties thereto and been in full force and effect in accordance with the terms thereof as of the closing of the Transactions, as applicable.

Additionally, the conditions to each party’s obligations for the First Closing include, among other things, (i) the Acquiror Fundamental Representations and certain other of the Acquiror’s representations and warranties being true and correct at and as of the First Closing Date, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) the Company Fundamental Representations and certain other of the Company’s representations and warranties being true and correct at and as of the First Closing Date, subject to the applicable materiality standards contained in the Business Combination Agreement, (iii) each of the covenants of HSPO, the Company and the Acquisition Entities to be performed as of or prior to the First Closing having been performed in all material respects or waived in accordance to the Business Combination Agreement, (iv) each of the Company and the Acquisition Entities having delivered to HSPO a good standing certificate or similar documents for the Company and the relevant Acquisition Entities in its jurisdiction of incorporation or organization, (v) HSPO having delivered to the Company and the Acquisition Entities a good standing certificate of HSPO, (vi) each of the Company and the Acquisition Entities having delivered to HSPO a certificate signed by an authorized director or officer of each of the Company and the Acquisition Entities certifying that certain conditions for the First Closing specified in the Business Combination Agreement have been fulfilled, and (vii) HSPO having delivered to PubCo a certificate signed by an authorized director or officer of HSPO certifying that certain conditions for the First Closing specified in the Business Combination Agreement have been fulfilled.

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The conditions to each party’s obligations for the Second Closing, include, among other things, (i) the Company Fundamental Representations and certain other of the Company’s representations and warranties being true and correct at and as of the Second Closing Date, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) each of the covenants of the Company and the Acquisition Entities to be performed as of or prior to the Second Closing having been performed in all material respects or waived in accordance to the Business Combination Agreement, and (iii) the First Closing having occurred.

Termination

The Business Combination Agreement may be terminated by mutual written consent of the Company and HSPO and under certain circumstances, including, among other things, (i) by written notice from either the Company or HSPO to the other if any governmental authority has enacted, issued, promulgated, enforced or entered any law or governmental order that is then in effect and which has the effect of making the First Closing or Second Closing illegal or which otherwise prevents or prohibits consummation of the Transactions, other than any such restraint that is immaterial, (ii) by written notice to HSPO from the Company if the Acquiror Shareholder Approval has not been obtained by reason of the failure to obtain the required vote at the Acquiror Shareholders’ Meeting, (iii) by written notice to the Company from HSPO if there is any breach of any representation, warranty, covenant or agreement on the part of the Company, PubCo, Merger Sub I or Merger Sub II set forth in the Business Combination Agreement, except that, if such breach is curable by the Company, PubCo, Merger Sub I or Merger Sub II, as applicable, through the exercise of its reasonable best efforts within a certain period, (iv) by written notice from either the Company or HSPO to the other if the closing of the First Merger has not occurred on or before the last date required by the Acquiror Charter for HSPO to consummate a business combination, (v) by written notice to the Company from HSPO if the closing of the Second Merger has not occurred by the third business day following the closing of the First Merger, (vi) by written notice to the Company from HSPO if the Company Shareholder Approval has not been obtained by reason of (a) the failure to obtain the required vote at the Company Shareholders’ Meeting or (b) failure to obtain the written resolutions executed by all Company Shareholders entitled to vote thereon, or (vii) by written notice to HSPO from the Company if there is any breach of any representation, warranty, covenant or agreement on the part of HSPO set forth in the Business Combination Agreement, except that, if such breach is curable by HSPO through the exercise of its reasonable best efforts within a certain period.

In the event of the termination of the Business Combination Agreement, the Business Combination Agreement will forthwith become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors or shareholders, other than any liability of the Company, PubCo, HSPO, Merger Sub I or Merger Sub II, as the case may be, for any willful and material breach of the Business Combination Agreement occurring prior to the termination.

Governing Law and Dispute Resolution

The Business Combination Agreement, and all claims or causes of action based upon, arising out of, or related to it or the transactions contemplated thereby, is governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

A copy of the Business Combination Agreement is filed with this Report as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Business Combination Agreement.

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Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Company Shareholders Support Agreement

In connection with the execution of the Business Combination Agreement, certain shareholders of the Company (the “Requisite Company Shareholders”) executed and delivered to HSPO and PubCo a Company Shareholders Support Agreement (the “Company Shareholders Support Agreement”). Under that agreement, the Requisite Company Shareholders agreed, among other things, (i) not to transfer any Subject Shares (as defined in the Company Shareholder Support Agreement) until the Expiration Time (as defined in the Company Shareholder Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Transactions, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Transactions with HSPO.

A copy of the Company Shareholders Support Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Company Shareholders Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Shareholders Support Agreement.

Sponsor Parties Support Agreement

In connection with the execution of the Business Combination Agreement, Horizon Space Acquisition I Sponsor Corp., a Cayman Islands limited liability company (the “Sponsor”) and certain directors and officers of HSPO (collectively, the “Sponsor Parties”) executed and delivered to the Company a Sponsor Parties Support Agreement (the “Sponsor Parties Support Agreement”). Under that agreement, the Sponsor Parties agreed, among other things, (i) not to transfer any Subject Shares (as defined in the Sponsor Parties Support Agreement) until the Expiration Time (as defined in the Sponsor Parties Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Transactions, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Transactions with the Company.

A copy of the Sponsor Parties Support Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Sponsor Parties Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Parties Support Agreement.

Form of Registration Rights Agreement

The Business Combination Agreement contemplates that, prior to the Second Merger Effective Time and to the extent that PubCo securities to be held by the Sponsor and certain other parties have not been registered under the proxy statement/registration statement, HSPO, the Sponsor and certain other parties will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which PubCo will, among other things, be obligated to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale of certain securities of PubCo held by the Holders (as defined in the Registration Rights Agreement) following the closing of the Transactions. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

A copy of the form of Registration Rights Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement.

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Form of Lock-Up Agreement

In connection with the Transactions, on or before the First Merger Effective Time, the Sponsor, certain shareholders of the Company and PubCo will enter into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which, the Sponsor and such shareholders of the Company will irrevocably agree not to sell or transfer any Lock-Up Shares (as defined in the Lock-Up Agreement) or engage in any short sales with respect to any securities of PubCo during the Lock-Up Period (as defined in the Lock-Up Agreement), subject to early release in certain circumstances.

A copy of the form of the Lock-Up Agreement is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Lock-Up Agreement.

Form of Assignment Assumption and Amended & Restated Warrant Agreement

On or immediately before the First Merger Effective Time, PubCo, HSPO and the warrant agent will enter into an Assignment Assumption and Amended & Restated Warrant Agreement (the “A&R Warrant Agreement”). Under the A&R Warrant Agreement, each Acquiror Warrant outstanding immediately before the First Merger Effective Time will be assumed by PubCo and converted into a warrant to purchase one PubCo Ordinary Share on substantially the same terms and conditions, including applicable repurchase rights and cashless exercise provisions.

A copy of the form of A&R Warrant Agreement is filed with this Report as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of the A&R Warrant Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of A&R Warrant Agreement.

Item 7.01 Regulation FD Disclosure.

On October 12, 2026, HSPO and the Company issued a joint press release announcing the execution of the Business Combination Agreement and the proposed Transactions, a copy of which is furnished as Exhibit 99.1 to this Report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. This Report should not be deemed an admission as to the materiality of any information contained in the press release. HSPO and the Company do not undertake any obligation to update the press release.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including, without limitation, statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of PubCo, the cash position of PubCo following the consummation of the Transactions, the ability of HSPO and the Company to consummate the proposed Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors described in the section entitled “Risk Factors” in HSPO’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 15, 2026 (the “Form 10-K”), and in other documents filed by HSPO with the SEC from time to time. Important factors that could cause PubCo’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: (i) HSPO’s or the Company’s limited operating history; (ii)general economic and market conditions impacting demand for the products and services of the Company; (iii) the inability to complete the Transactions; (iv) the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by HSPO’s shareholders; and (v) the ability of PubCo to obtain or maintain the listing of its securities on Nasdaq following the consummation of the Transactions; costs related to the Transactions; and such other risks and uncertainties as are discussed in the Form 10-K and the proxy statement/prospectus to be filed with the SEC relating to the Transactions. Other factors include the possibility that the Transactions do not close, including due to the failure to receive required security holder approvals or the failure to satisfy other closing conditions under the Business Combination Agreement.

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HSPO, the Company, and PubCo each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of HSPO, the Company or PubCo with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Transactions, PubCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement of HSPO containing information about the Transactions and the respective businesses of the Company and HSPO, as well as a prospectus relating to the PubCo Ordinary Shares and PubCo Warrants to be issued in connection with the Transactions. After the registration statement is declared effective, HSPO will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of the proxy statement/prospectus (if and when available) and other documents filed with the SEC free of charge at www.sec.gov.

Participants in the Solicitation

HSPO, the Company, PubCo and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from HSPO’s shareholders with respect to the Transactions. Information regarding HSPO’s directors and executive officers is available in HSPO’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*

Business Combination Agreement dated October 12, 2026, by and among Horizon Space Acquisition I Corp., ArcheNova Technology Co., Ltd, ArcheNova International Co., Ltd, ArcheNova Global Co., Ltd and ArcheNova Biotech Corp.

10.1*	Company Shareholders Support Agreement dated October 12, 2026.
10.2*	Sponsor Parties Support Agreement dated October 12, 2026.
10.3	Form of Registration Rights Agreement.
10.4	Form of Lock-Up Agreement.
10.5	Form of Assignment Assumption and Amended & Restated Warrant Agreement.
99.1	Press Release dated October 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

Date: October 13, 2026	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Director and Chief Executive Officer

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